Exhibit 10.1

MEMBER SUPPORT AGREEMENT

This Member Support Agreement (this “Agreement”) is made as of October 24, 2023, by and among (i) Learn CW Investment Corporation, a Cayman Islands exempted company with limited liability (“Parent”), Learn SPAC Holdco, Inc. (“Holdco”), a Delaware corporation and a wholly owned subsidiary of Parent, (iii) Innventure LLC, a Delaware limited liability company (the “Company”), and (iv) the undersigned Company Members (the “Company Members” and each a “Company Member”).

WHEREAS, contemporaneously with the execution and delivery of this Agreement, Parent, Holdco and the Company, and the other persons party thereto, have entered into a Business Combination Agreement (as amended or modified from time to time, the “Transaction Agreement”), whereby the parties intend to effect a business combination among Parent, Holdco and the Company and , on the terms and subject to the conditions set forth therein (collectively, the “Transactions”) (capitalized terms used but not defined herein shall have the respective meanings set forth in the Transaction Agreement).

NOW, THEREFORE, in order to induce Parent and Holdco to enter into the Transaction Agreement and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.            Definitions. As used herein, the term “Voting Units” shall mean all securities of the Company beneficially owned (as such term is defined in Rule 13d-3 under the Exchange Act, excluding membership interests underlying unexercised options or warrants, but including any membership interests acquired upon exercise of such options or warrants) (“Beneficially Owned”) by any Company Member, including any and all securities of the Company acquired and held in such capacity subsequent to the date hereof. Capitalized terms used and not defined herein shall have the respective meanings assigned to them in the Transaction Agreement.

2.            Representations and Warranties of the Company Members. Each Company Member on its own behalf only hereby represents and warrants to the other parties hereto, severally and not jointly, with respect to such Company Member (and not as to any other Person) and such Company Member’s ownership of its Voting Units:

(a)          Authority. If Company Member is a legal entity, Company Member is an entity duly organized, validly existing and in good standing (where applicable) under the Laws of the jurisdiction in which it is incorporated, organized or constituted, and has all requisite power and authority to enter into this Agreement, to perform fully Company Member’s obligations hereunder and to consummate the transactions contemplated hereby. If Company Member is a natural person, Company Member has the legal capacity to enter into this Agreement. If Company Member is a legal entity, this Agreement has been duly authorized, executed and delivered by Company Member. This Agreement constitutes a valid and binding obligation of Company Member enforceable in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

(b)          No Consent. No consent, approval or authorization of, or designation, declaration or filing with, any Governmental Authority or other Person on the part of Company Member is required in connection with the execution, delivery and performance of this Agreement, that would reasonably be expected to prevent or delay the consummation of the Transactions or that would reasonably be expected to prevent or materially delay Company Member from fulfilling its obligations under this Agreement. If Company Member is a natural person, no consent of such Company Member’s spouse is necessary under any “community property” or other Laws for the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby. If Company Member is a trust, no consent of any beneficiary is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(c)          No Conflicts. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance with the terms hereof, will violate, conflict with or result in a breach of, or constitute a default (with or without notice or lapse of time or both) under any provision of, Company Member’s organizational documents, any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, notice, decree, statute, Law, ordinance, rule or regulation applicable to Company Member or to Company Member’s property or assets (including the Voting Units) that would reasonably be expected to prevent or delay the consummation of the Transactions or that would reasonably be expected to prevent Company Member from fulfilling its obligations under this Agreement.

(d)          Ownership of Membership Interests. Company Member (i) Beneficially Owns all of the Voting Units free and clear of all Liens (ii) has the sole power to vote or caused to be voted its Voting Units and the sole power of disposition and sole power to agree to all of the matters set forth in this Agreement, in each case, with respect to all of its Voting Units, other than pursuant to the Company Affiliate Agreements or any restrictions on transfer arising under applicable securities Laws. Except pursuant hereto and pursuant to that certain Fifth Amended and Restated Limited Liability Company Agreement of the Company, effective as of April 27, 2022, by and among the Company, Innventure1 LLC, a Delaware limited liability company, WE-INN LLC, an Illinois limited liability company and certain other members of the Company party thereto, as may be amended and amended and restated, from time to time, and any other similar agreements or side letters between the Company and Company Members relating to management rights, board observer rights or similar arrangements, the “Company Affiliate Agreements”), there are no options, warrants or other rights, agreements, arrangements or commitments of any character to which Company Member is a party relating to the pledge, acquisition, disposition, transfer or voting of Voting Units prior to the consummation of the Transactions and there are no voting trusts or voting agreements with respect to the Voting Units. Company Member does not Beneficially Own (i) any Voting Units other than the Voting Units set forth on Annex A or (ii) any options, warrants or other rights to acquire any additional Voting Units or any security exercisable for or convertible into Voting Units, other than as set forth on Annex A.

(e)          No Litigation. There is no Action pending against, or, to the knowledge of Company Member, threatened against, Company Member that would reasonably be expected, individually or in the aggregate, to materially impair or materially adversely affect the ability of Company Member to perform Company Member’s obligations hereunder or to consummate the transactions contemplated by this Agreement. None of Company Member or any of its Affiliates is subject to any injunction, order, decree or ruling enacted, issued, promulgated, enforced or entered into by any Governmental Authority that would reasonably be expected, individually or in the aggregate, to materially impair or materially adversely affect the ability of Company Member to perform Company Member’s obligations hereunder or to consummate the transactions contemplated by this Agreement.

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3.            Agreement to Vote Membership Interests; Irrevocable Proxy; Further Assurances.

(a)          Each Company Member irrevocably and unconditionally agrees that it shall, and shall cause any other holder of record of any of such Company Member’s Voting Units to, validly execute and deliver to the Company, as promptly as reasonably practicable after the Registration Statement becomes effective, and in any event within seventy-two (72) hours after the Registration Statement becomes effective, an irrevocable Written Consent in the form proposed by the Company in respect of all of such Company Member’s Voting Units. In addition, each Company Member irrevocably and unconditionally agrees that at any duly called meeting of the Company Members (or any adjournment or postponement thereof), and in any action by written consent of the Company Members requested by the Company’s board of managers or undertaken as contemplated by the Transactions, each Company Member shall, if a meeting is held, appear at the meeting, in person or by proxy, or otherwise cause its Voting Units to be counted as present thereat for purposes of establishing a quorum, and each Company Member shall vote or consent (or cause to be voted or consented), in person or by proxy, all of such Voting Units (i) in favor of the adoption of the Transaction Agreement and approval of the Transactions (and any actions required in furtherance thereof), (ii) against any action, proposal, transaction or agreement that would result in a breach in any respect of any representation, warranty, covenant, obligation or agreement of the Company contained in the Transaction Agreement, (iii) in favor of any proposal to adjourn or postpone such meeting of the Company to a later date if there are not sufficient votes to approve the Transactions, (iv) in favor of the conversion of the Company Units into the right to receive the Holdco Common Stock contingent upon the consummation of the Transactions, (v) in favor of the termination of the Company Affiliate Agreements, immediately prior to, and contingent upon, the consummation of the Transactions and (vi) against the following actions or proposals: (A) any proposal in opposition to approval of the Transaction Agreement or in competition with or materially inconsistent with the Transaction Agreement or (B) any other action or proposal involving the Company or any of its subsidiaries that is intended, or would reasonably be expected, to prevent, impede, interfere with, delay, postpone or adversely affect the Transactions in any material respect or would reasonably be expected to result in any of the Company’s closing conditions or obligations under the Transaction Agreement not being satisfied. Each Company Member agrees not to, and shall cause its Affiliates not to, enter into any agreement, commitment or arrangement with any person, the effect of which would be inconsistent with or violative of the provisions and agreements contained in this Section 3(a).

(b)          Each of the Company Members hereby appoints Parent, as its proxy and attorney-in-fact, with full power of substitution and resubstitution, to vote or act by written consent during the term of this Agreement with respect to the Voting Units in accordance with Section 3(a) (but only to matters and proposals relating thereto). This proxy and power of attorney is given to secure the performance of the duties of Company Member under this Agreement. Each Company Member shall take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy. This proxy and power of attorney granted by Company Member shall be irrevocable during the term of this Agreement, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy and shall revoke any and all prior proxies granted by Company Member with respect to the Voting Units (but only with respect to the matters and proposals set forth in Section 3(a)). The power of attorney granted by Company Member herein is a durable power of attorney and shall survive the dissolution, bankruptcy, death or incapacity of Company Member. The proxy and power of attorney granted hereunder shall terminate upon the termination of this Agreement.

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(c)          From time to time, at the request of the Company, each Company Member shall take all such further actions, as may be necessary or appropriate to, in the most expeditious manner reasonably practicable, effect the purposes of this Agreement, and execute customary documents incident to the consummation of the Transactions.

4.            No Voting Trusts or Other Arrangement. Each Company Member agrees that during the term of this Agreement Company Member will not, and will not permit any entity under Company Member’s control to, deposit any Voting Units in a voting trust, grant any proxies with respect to the Voting Units or subject any of the Voting Units to any arrangement with respect to the voting of the Voting Units. Each Company Member hereby revokes any and all previous proxies and attorneys in fact with respect to the Voting Units.

5.            Transfer and Encumbrance. Each Company Member agrees that during the term of this Agreement, absent the advance written consent of Parent, Company Member will not, directly or indirectly, Transfer any of his, her or its Voting Units or enter into any contract, option or other agreement with respect to, or consent to, a Transfer of, any of his, her or its Voting Units or Company Member’s voting or economic interest therein. Any attempted Transfer of Voting Units or any interest therein in violation of this Section 5 shall be null and void. This Section 5 shall not prohibit a Transfer of Voting Units by any Company Member (a) to any other Company Member who is a signatory hereto, (b) in the case of an individual, (i) by gift to any person related to the Company Member by blood, marriage, or domestic relationship (“immediate family”), a charitable organization or a trust or other entity formed for estate planning purposes for the benefit of an immediate family member, (ii) by will, intestacy or by virtue of laws of descent and distribution upon the death of such individual, or (iii) pursuant to a qualified domestic relations order, (c) in the case of a corporation, limited liability company, partnership, trust or other entity, to any stockholder, member, partner or trust beneficiary as part of a distribution, or to any corporation, partnership or other entity that is an affiliate (as defined in Rule 405 of the Securities Act of 1933, as amended) of the Company Member, (d) in the event of a liquidation, merger, stock or unit exchange or other similar transaction which results in all of the Company Members having the right to exchange their shares of common stock for cash, securities or other property, or (e) to the Company in connection with the “net” or “cashless” exercise of options or other rights to purchase shares of common stock held by such Company Member in satisfaction of any tax withholding or exercise price obligations through cashless surrender or otherwise (each, a “Permitted Transferee”), provided that any shares of common stock issued upon exercise of such option or other rights shall remain subject to the terms of this Section 5; provided, however, that, in the case of clauses (b) and (c), such transferees shall enter into a written agreement with the Company agreeing to be bound by the transfer restrictions set forth herein; and provided, further, with respect to clauses (b) and (c), that any such transfer shall not involve a disposition for value. For purposes of this Agreement, “Transfer” means the (1) sale or assignment of, offer to sell, contract or agreement to sell, gift, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any security, (2) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (3) public announcement of any intention to effect any transaction specified in clause (1) or (2).

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6.            Appraisal and Dissenters’ Rights. Each Company Member hereby (a) waives, and agrees not to assert or perfect, any rights of appraisal or rights to dissent from the Transactions that Company Member may have by virtue of ownership of the Voting Units and (b) agrees not to commence or participate in any claim, derivative or otherwise, against the Company relating to the negotiation, execution or delivery of this Agreement or the Transaction Agreement or the consummation of the Transactions, including any claim (i) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or (ii) alleging a breach of any fiduciary duty of the Board of managers of the Company in connection with this Agreement, the Transaction Agreement or the Transactions.

7.            Lock-Up.

(a)          Subject to and contingent upon the consummation of the Transactions, the Company Members may not Transfer any shares of common stock received by the Company Members as consideration in the Transactions (“Lock-up Shares”) until the end of the period beginning on the closing date of the Transactions and ending on the date of the opening of the first trading window at least 180 days after the closing date of the Transactions (the “Lock-up Period”). The Lock-up Shares shall carry appropriate legends indicating the restrictions on Transfer imposed by this Section 7, including as required by Section 151(f) of the DGCL in respect to uncertificated stock.

(b)          Notwithstanding the provisions set forth in Section 7(a), the Company Members or their respective Permitted Transferees may Transfer the Lock-up Shares during the Lock-up Period to any Permitted Transferee (with such definition applying mutatis mutandis to the Lock-up Shares as if set forth fully herein), provided that any shares of common stock issued upon exercise of option or other rights pursuant to clause (e) of the definition of Permitted Transferee shall remain subject to the terms of this Section 7; provided, however, that, in the case of clauses (b) and (c) of the definition of Permitted Transferee, such transferees shall enter into a written agreement with Holdco agreeing to be bound by the transfer restrictions set forth herein; and provided, further, with respect to clauses (b) and (c) of the definition of Permitted Transferee, that any such transfer shall not involve a disposition for value.

8.            Redemption Rights. Each Company Member agrees not to exercise any right to redeem any of Company Member’s Voting Units Beneficially Owned as of the date hereof or acquired and held in such capacity subsequent to the date hereof.

9.            Termination. This Agreement shall automatically terminate upon the earliest to occur of (a) the Effective Time and (b) the date on which the Transaction Agreement is terminated in accordance with its terms; provided, that, in the event the Transactions are consummated, the obligations of the Company Members with respect to the Lock-up Shares shall survive any termination of this Agreement until the expiration of the Lock-up Period. Upon termination of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, that nothing in this Section 9 shall relieve any party of liability for any willful breach of this Agreement occurring prior to termination.

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10.          No Agreement as Manager or Officer. Each Company Member is signing this Agreement solely in its capacity as a Company Member, as applicable. No Company Member makes any agreement or understanding in this Agreement in such Company Member’s capacity (or in the capacity of any Affiliate, partner or employee of Company Member) as a manager or officer of the Company (if Company Member holds such office). Nothing in this Agreement will limit or affect any actions or omissions taken by a Company Member in his, her or its capacity as a manager or officer of the Company, and no actions or omissions taken in any Company Member’s capacity as a manager or officer shall be deemed a breach of this Agreement. Nothing in this Agreement will be construed to prohibit, limit or restrict a Company Member from exercising his or her fiduciary duties as an officer or manager to the Company or the Company Members, as applicable.

11.          Specific Enforcement. Monetary damages would not adequately compensate an injured party for the breach of this Agreement by any party hereto and, accordingly, this Agreement shall be specifically enforceable, in addition to any other remedy to which such injured party is entitled at law or in equity, and any breach of this Agreement shall be the proper subject of a temporary or permanent injunction or restraining order. Further, each party hereto waives any claim or defense that there is an adequate remedy at law for such breach or threatened breach or an award of specific performance is not an appropriate remedy for any reason at law or equity and agrees that a party’s rights would be materially and adversely affected if the obligations of the other parties under this Agreement were not carried out in accordance with the terms and conditions hereof.

12.          Entire Agreement. This Agreement and the Transaction Agreement supersede all prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof and contain the entire agreement among the parties with respect to the subject matter hereof. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or, in the case of a waiver, by the party against whom the waiver is to be effective. No waiver of any provisions hereof by either party shall be deemed a waiver of any other provisions hereof by such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

13.          Notices. All notices, requests, claims, demands, and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt), (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested), (c) on the date sent by e-mail of a PDF document (provided, that no “error” message or other notification of non-delivery or non-receipt is generated) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient, or (d) on the next Business Day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses set forth in the Transaction Agreement, with respect to Parent and the Company, and at the addresses set forth on Annex A with respect to the Company Members (or at such other address for a party as shall be specified in a notice given in accordance with this Section 13).

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14.          Miscellaneous.

(a)         Governing Law. This Agreement, the rights and duties of the parties hereto, and any disputes (whether in contract, tort or statute) arising out of, under or in connection with this Agreement will be governed by and construed and enforced in accordance with the Laws of the State of Delaware, without giving effect to its principles or rules of conflict of Laws to the extent such principles or rules would require or permit the application of the Laws of another jurisdiction. The parties hereto irrevocably and unconditionally submit to the exclusive jurisdiction of the United States District Court for the District of Delaware or, if such court does not have jurisdiction, the Delaware state courts located in Wilmington, Delaware, in any action arising out of or relating to this Agreement. The parties hereto irrevocably agree that all such claims shall be heard and determined in such a Delaware federal or state court, and that such jurisdiction of such courts with respect thereto will be exclusive. Each party hereto hereby waives, and agrees not to assert, as a defense in any action, suit or proceeding arising out of or relating to this Agreement that it is not subject to such jurisdiction, or that such action, suit or proceeding may not be brought or is not maintainable in such courts or that the venue thereof may not be appropriate or that this Agreement may not be enforced in or by such courts. The parties hereto hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of any such dispute and agree that mailing of process or other papers in connection with any such action, suit or proceeding in the manner provided in Section 13 or in such other manner as may be permitted by Law, will be valid and sufficient service thereof.

(b)         Waiver of Jury Trial. To the extent not prohibited by applicable Law that cannot be waived, each of the parties hereto irrevocably waives any right it may have to trial by jury in respect of any litigation based on, arising out of, under or in connection with this Agreement, including but not limited to any course of conduct, course of dealing, oral or written statement or action of any party hereto.

(c)         Severability. The invalidity of any portion hereof shall not affect the validity, force or effect of the remaining portions hereof. If it is ever held that any restriction hereunder is too broad to permit enforcement of such restriction to its fullest extent, such restriction shall be enforced to the maximum extent permitted by Law.

(d)         Counterparts. This Agreement may be executed in two or more counterparts for the convenience of the parties hereto, each of which shall be deemed an original and all of which together will constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by electronic, facsimile or portable document format shall be effective as delivery of a mutually executed counterpart to this Agreement.

(e)         Titles and Headings. The titles, captions and table of contents in this Agreement are for reference purposes only, and shall not in any way define, limit, extend or describe the scope of this Agreement or otherwise affect the meaning or interpretation of this Agreement.

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(f)           Assignment; Successors and Assigns; No Third Party Rights. Except as otherwise provided herein, this Agreement may not, without the prior written consent of the other parties hereto, be assigned by operation of law or otherwise, and any attempted assignment shall be null and void. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, permitted assigns and legal representatives, and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

(g)          Further Assurances. Each party hereto shall execute and deliver such additional documents as may be necessary or desirable to effect the transactions contemplated by this Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Member Support Agreement as of the date first written above.

PARENT:

LEARN CW INVESTMENT CORPORATION

By:	/s/ Robert Hutter
Name:	Robert Hutter
Title:	Chief Executive Officer

HOLDCO:

LEARN SPAC Holdco, INC..

By:	/s/ Robert Hutter
Name: Robert Hutter
Title: President

[Signature Page to Member Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Member Support Agreement as of the date first written above.

COMPANY:

INNVENTURE LLC

By:	/s/ David Yablunosky
Name:	David Yablunosky
Title:	Managing Partner and CFO

[Signature Page to Member Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Member Support Agreement as of the date first written above.

AARON WILCOX
By:	/s/ Aaron Wilcox

ALTOIRA CUSTODIAN FBO CHRISTOPHER BENDER SEP IRA
By:	/s/ Christopher Bender

ANDRE GAUTHIER HOLDING USA INC
By:	/s/ Eric Gauthier
Name: Eric Gauthier
Title: President

APRIL DUBOIS
By:	/s/ April Vance Dubois

ASCENT X INNVENTURE TC, A SERIES OF ASCENT X INNVENTURE, LP
By:	/s/ Jonathan Loeffler
Name: Jonathan Loeffler
Title: Authorized Signatory

BENJAMIN MCMILLAN
By:	/s/ Benjamin McMillan

BENJAMIN PERSKY
By:	/s/ Benjamin Persky

CDS DELAWARE HOLDINGS LLC
By:	/s/ Christopher Swain
Name: Christopher Swain
Title: Managing Member

CHAD ARNOLD
By:	/s/ Chad Arnold

[Signature Page to Member Support Agreement]

CHRISTIAN & REBECCA ANN FILIPOS, JT TEN
By:	/s/ Christian Filipos

CHRISTOPHER BENDER
By:	/s/ Christopher Bender

CNB CUSTODY IRA FBO BRUCE SYNDER ACCT #8469065
By:	/s/ Bruce Snyder
Name: Bruce Snyder

COLIN SCOTT
By:	/s/ Colin Scott

COMMUNITY NATIONAL BANK CUSTODIAN FBO THOMAS A. CRIPE IRA ACCT # 3069176
By:	/s/ Tom Cripe
Name: Tom Cripe
Title: Owner

COMMUNITY NATIONAL BANK CUSTODIAN FBO PATRICIA S. CRIPE IRA ACCT # 3069184
By:	/s/ Patricia S. Cripe
Name: Patricia S. Cripe
Title: Owner

DALTON'S GRELLA WARFARE LLC
By:	/s/ Jack Grella
Name: Jack Grella
Title: Manager

DAVID K. DRIFTMIER
By:	/s/ David K. Driftmier

NUVIEW TRUST CO. CUSTODIAN FBO DAWN ESTELLE IRA
By:	/s/ Dawn Estelle
Name: Dawn Estelle
Title: Trustee

[Signature Page to Member Support Agreement]

DENNIS E. BAILEY REVOCABLE TRUST AND ANNE E. BAILEY REVOCABLE TRUST
By:	/s/ Dennis Bailey
Name: Dennis Bailey
Title: Trustee

DIANA SCHWERING
By:	/s/ Diana Schwering

DNA INVESTORS LLC
By:	/s/ Roberto Pinto Ribeiro
Name: Roberto Pinto Ribeiro
Title: Managing Director

FLIGHT DECK PROPERTIES LLC
By:	/s/ William Enfinger
Name: William Enfinger
Title: Owner principal

FRANK CAWLEY
By:	/s/ Frank Cawley

GABRIEL ELJACH
By:	/s/ Gabriel Eljach

[Signature Page to Member Support Agreement]

GARY A. RENEAU REVOCABLE LIVING TRUST DTD MAY 22, 2002
By:	/s/ Gary A. Reneau Revocable Living Trust
Name: Gary A. Reneau
Title: Trustee

GAVIN RIPP
By:	/s/ Gavin Ripp

GREGORY W. HASKELL AND ALESIA K. HASKELL, AS TENANTS BY THE ENTIRETIES
By:	/s/ Gregory W. Haskell

HEATHER BICKERS
By:	/s/ Heather Bickers

HOLLOW CORN DOG
By:	/s/ Justin Ripp
Name: Justin Ripp
Title: Authorized Signatory

INNVENTURE1 LLC
/s/ Michael Otworth
Name: Michael Otworth
Title: Authorized Signatory

JAMES R. GIBSON DECLARATION OF TRUST
By:	/s/ James R. Gibson
Name: James R. Gibson
Title: Trustee

JEFF PIERSALL
By:	/s/ Jeff Piersall

JILL MARIE NOEHREN DECLARATION OF TRUST DTD 09/12/2011, JILL NOEHREN, TEE
By:	/s/ Jill Marie Noehren Declaration of Trust
Name: Jill Marie Noehren Declaration of Trust
Title: Trustee

[Signature Page to Member Support Agreement]

JOHAN FONLLADOSA
By:	/s/ Johan Fonlladosa

JOHN SCOTT
By:	/s/ John Scott

KAITLAN HAWKINS
By:	/s/ Kaitlan Hawkins

[Signature Page to Member Support Agreement]

KEITH AND MARIADANNA DAVIS
By:	/s/ Keith Davis

KEVIN ROSENBOHM
By:	/s/ Kevin Rosenbohm

LAURIE LANE-ZUCKER
By:	/s/ Laurie Lane-Zucker

LAWRENCE S. POLLACK
By:	/s/ Lawrence S. Pollack

LORENC MALELLARI
/s/ Lorenc Malellari

LOUIS & NADINE SAPIRMAN
By:	/s/ Louis Sapirman

LUCAS HARPER
By:	/s/ Lucas Harper

LYONS CONSULTING CO, LLC
By:	/s/ Kenneth Lyons
Name: Kenneth Lyons
Title: President

M. LIANE SALGADO
By:	/s/ M. Liane Salgado

MATTHEW COX
By:	/s/ Matthew Cox

MCALPHA LLC
By:	/s/ Peter McDonnell
Name: Peter McDonnell
Title: Manager

[Signature Page to Member Support Agreement]

MICHAEL OTWORTH
By:	/s/ Michael Otworth

MIDLAND TRUST COMPANY AS CUSTODIAN CBO RONALD CHEEK #1708083
By:	/s/ Ronald Cheek
Name: Ronald Cheek

NAKIA GELLER
By:	/s/ Nakia Geller
Name: Nakia Geller
Title: Series B Member

NEAL RENUART
By:	/s/ Neal Renuart

NUVIEW TRUST CO. CUSTODIAN FBO SUSAN LEWIS ROTH ACCT # 1723643
By:	/s/ Nuview Trust Co. FBO Susan Lewis IRA Roth Acct # 1723643
Name: Nuview Trust Co. FBO Susan Lewis IRA Roth #1723643
Title: Beneficiary

RICK EARLEY
By:	/s/ Rick Earley

ROBERT MCMILLAN
By:	/s/ Robert McMillan

COMMUNITY NATIONAL BANK AS CUSTODIAN FBO: ROBIN LEMONIDIS IRA #8271249
By:	/s/ Robin C. Lemonidis
Name: Robin C. Lemonidis
Title: Owner

[Signature Page to Member Support Agreement]

ROLAND AUSTRUP
By:	/s/ Roland Austrup

RYAN AND MEGAN ZIEGER
By:	/s/ Ryan Zieger

SCOTT PLAGMAN
By:	/s/ Scott Plagman

SP3 INVESTMENTS, LLC
By:	William Stephan
Name: William Stephan
Title: Member

STEVEN D. PERSKY TRUST
By:	/s/ Steven D. Persky
Name: Steven D. Persky
Title: Trustee

SUNGARDEN INVESTMENT HOLDINGS, LLC
By:	/s/ Tim Remsen
Name: Tim Remsen
Title: Managing Member

TACRIPE ENTERPRISES LLC
By:	/s/ Tom Cripe
Name: Tom Cripe
Title: Manager

TIM REMSEN
By:	/s/ Tim Remsen

TDC VENTURES LP
By:	/s/ Todd Dean Carlson
Name: Todd Dean Carlson
Title: Owner

[Signature Page to Member Support Agreement]

THE BRIAN M.O. KOPPERL 2002 TRUST
By:	/s/ Brian M.O. Kopperl
Name: Brian M.O. Kopperl
Title: Trustee

THE IRREVOCABLE ALOHA TRUST UTD 05/01/2002
By:	/s/ Marianne Schmitt Hellauer Trustee
Name: Marianne Schmitt Hellauer
Title: Trustee

[Signature Page to Member Support Agreement]

TIMOTHY REMSEN
By:	/s/ Timothy Remsen

TODD AND ANNE SCHILLING
By:	/s/ Todd Schilling

TRANSPORTATION MANAGEMENT, INC
By:	/s/ Judy Becker
Name: Judy Becker
Title: President

TRI STATE VENTURE INVESTMENT GROUP III LLC
By:	/s/ Don Perry
Name: Don Perry
Title: Organizer

VALARITI LLC
By:	/s/ Brent Blake
Name: Brent Blake
Title: Managing Director

WE-INN LLC
By:	/s/ Greg Wasson
Name: Greg Wasson
Title: Co-President

WILLIAM C. HOGAN III
By:	/s/ William C. Hogan III

WILLIAM GRIECO
By:	/s/ William Grieco

WOUTER VAN DEN BERG
By:	/s/ Wouter van den Berg

[Signature Page to Member Support Agreement]

Annex A
Voting Units of Company Members

Class B

Investor	Units	Contribution
The Irrevocable Aloha Trust UTD 05/01/2002	515,507	$ 5,000,000.00
Ascent X Innventure TC, A Series of Ascent X Innventure, LP	295,901	$ 2,870,000.00
TRI STATE VENTURE INVESTMENT GROUP III LLC	104,648	$ 1,015,000.00
Kevin Rosenbohm	77,326	$ 750,000.00
AltoIRA Custodian FBO Christopher Bender SEP IRA	61,861	$ 600,000.00
SP3 Investments, LLC	51,551	$ 500,000.00
TDC Ventures LP	51,551	$ 500,000.00
Ryan & Megan Zieger	45,364	$ 440,000.00
The Brian M.O. Kopperl 2002 Trust	30,931	$ 300,000.00
Christopher Bender	30,930	$ 300,000.00
Nakia Geller	30,930	$ 300,000.00
Aaron Wilcox	30,930	$ 300,000.00
McAlpha LLC	30,414	$ 295,000.00
Rick Earley	25,775	$ 250,000.00
Dennis E. Bailey Revocable Trust and Anne E. Bailey Revocable Trust	25,775	$ 250,000.00
Scott Plagman	25,775	$ 250,000.00
CDS Delaware Holdings LLC	25,775	$ 250,000.00
Lawrence Pollack	23,713	$ 230,000.00
Tacripe Enterprises LLC	23,095	$ 224,000.00
DNA Investors LLC	20,620	$ 200,000.00
TRANSPORTATION MANAGEMENT, INC	16,238	$ 157,500.00
April DuBois	15,465	$ 150,000.00
Keith and Mariadanna Davis	13,532	$ 131,250.00
ANDRE GAUTHIER HOLDING USA INC	12,888	$ 125,000.00
Steven D. Persky Trust	12,888	$ 125,000.00
Midland Trust Company As Custodian CBO Ronald Cheek #1708083	10,825	$ 105,000.00
David K. Driftmier	10,310	$ 100,000.00
CNB CUSTODY IRA FBO BRUCE SYNDER ACCT #8469065	10,310	$ 100,000.00
Benjamin Persky	10,310	$ 100,000.00
GARY A. RENEAU REVOCABLE LIVING TRUST DTD MAY 22, 2002	10,310	$ 100,000.00
Laurie Lane-Zucker	10,310	$ 100,000.00
Robert McMillan	10,310	$ 100,000.00
Hollow Corn Dog	10,310	$ 100,000.00
Maria Liane Salgado	10,310	$ 100,000.00
Lyons Consulting Co, LLC	10,310	$ 100,000.00
Flight Deck Properties LLC	10,310	$ 100,000.00
Matthew Cox	10,310	$ 100,000.00

Christian & Rebecca Ann Filipos , JT TEN	10,310	$ 100,000.00
NuView Trust Co Custodian FBO Susan Lewis Roth Acct # 1723643	10,310	$ 100,000.00
Jill Marie Noehren Declaration of Trust DTD 09/12/2011, Jill Noehren, TEE	10,310	$ 100,000.00
James R. Gibson Declaration of Trust	10,310	$ 100,000.00
Gavin Ripp	10,310	$ 100,000.00
Sungarden Investment Holdings, LLC	10,310	$ 100,000.00
Louis & Nadine Sapirman	10,310	$ 100,000.00
Frank Cawley	10,310	$ 100,000.00
Johan Fonlladosa	10,310	$ 100,000.00
NuView Trust Co. Custodian FBO Dawn Estelle IRA	10,310	$ 100,000.00
Gabriel A Eljach	10,310	$ 100,000.00
Kaitlan Hawkins	10,310	$ 100,000.00
Wouter Van Den Berg	7,733	$ 75,000.00
Dalton’s Grella Warfare LLC	5,484	$ 53,190.41
COMMUNITY NATIONAL BANK CUSTODIANFBO THOMAS A. CRIPE IRA ACCT # 3069176	5,155	$ 50,000.00
COMMUNITY NATIONAL BANK CUSTODIANFBO PATRICIA S. CRIPE IRA ACCT # 3069184	5,155	$ 50,000.00
William C. Hogan III	5,155	$ 50,000.00
Jeffrey Piersall	5,155	$ 50,000.00
Community National Bank as Custodian FBO: Robin Lemonidis IRA #8271249	5,155	$ 50,000.00
Todd and Anne Schilling	5,155	$ 50,000.00
Ben McMillan	5,155	$ 50,000.00
Total	1,896,640	$ 18,395,940.41

Class B-1

Investor	Units	Contribution
Innventure1 LLC	342,608	$ 3,323,053.43
Michael Otworth	260,787	$ 2,529,429.00
John Scott	171,498	$ 1,663,394.00
Total	774,893	$ 7,515,876.43

Class A

Investor	Units	Contribution
Innventure1 LLC	5,894,438	na
We-Inn LLC	4,980,562	na
Total	10,875,000	na

Class C

Investor	Units	Contribution
Roland Austrup	470,000	na
Chad Arnold	30,000	na
Heather Bickers	30,000	na
Gregory W. Haskell and Alesia K. Haskell, as Tenants by the Entireties	430,000	na
Tim Remsen	20,000	na
Valariti LLC	45,000	na
Colin Scott	75,000	na
Neal Renuart	75,000	na
William Grieco	75,000	na
Lucas Harper	110,125	na
Diana Schwering	15,000	na
Total	1,375,125	na